Effective Income Tax Reconciliation (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income before taxes as reported in the statements of income	$ 928.3	$ 949.6	$ 970.8
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Effect of "Preferred Enterprise" status	(13.00%)	(11.00%)	(11.00%)
Others, net	4.00%	2.00%	1.00%
Effective tax rate	14.00%	14.00%	13.00%